Exhibit 10.13
                            Share Purchase Agreement

Party A (Purchaser): Shanghai Shangyi Science and Trade Information Consulting
                     Co., Ltd. ("Shangyi")

Party B (Vendor): Shanghai Tongji Construction Materials Technology Sales and
                  Services Co., Ltd. ("Tongji")


This Agreement is hereby made on 17th July 2000 between Party A, "Shangyi' and Party B, "Tongji" under the following terms and conditions:

1) "Shangyi" agrees to acquire 100% of the equity interests of "Tongji" at an aggregate consideration of RMB 1,457,140.00

2) On 31st July 2000, "Tongji" will hand over all financial records, assets and liabilities, contracts and agreements to "Shangyi".

3) Effective from 1st August 200, "Tongji" will cease operation and thereafter cancel its registration with the State Administration of Industry and Commerce.

Party A:                                 Party B:
Shanghai Shangyi Science and Trade       Shanghai Tongji Construction Materials
Information Consulting Co., Ltd.         Sales and Services Co., Ltd.
Signed and sealed by                     Signed and sealed by
Wong Jin Quan                            Yue Lu
Director                                 Director

Date: 2000/7/17                          Date: 2000/7/17